Exhibit 99.1

Enveric Biosciences Announces $8 Million Registered Direct Offering and Private Placement, Priced at a Premium to Market Under Nasdaq Rules

Cambridge, MA., July 25, 2022 – Enveric Biosciences, Inc. (NASDAQ: ENVB) (“Enveric” or the “Company”), a neuroscience-focused biotechnology company developing next-generation, psychedelic-inspired mental health medicines, today announced that it has entered into a definitive agreement with an institutional investor for the purchase and sale of 375,000 shares of the Company’s common stock (or pre-funded warrants in lieu thereof), in a registered direct offering priced at-the-market under Nasdaq rules. In addition, the Company has agreed to issue to the investor in the registered direct offering unregistered preferred investment options (the “preferred investment options”) to purchase up to 375,000 additional shares of the Company’s common stock. The purchase price for one share of common stock (or pre-funded warrant) and one preferred investment option to purchase one share of common stock is $8.00. The preferred investment options have an exercise price of $7.78 per share, will be immediately exercisable, and will expire five and one-half years from the date of issuance.

Concurrently with the registered direct offering, the Company entered into definitive agreements with institutional investors for the purchase and sale of 625,000 shares of common stock (or pre-funded warrants in lieu thereof) and preferred investment options to purchase up to 625,000 shares of the Company’s common stock in a private placement priced at-the-market under Nasdaq rules. The purchase price for one share of common stock (or pre-funded warrant) and one preferred investment option to purchase one share of common stock is $8.00. The preferred investment options have an exercise price of $7.78 per share, will be immediately exercisable, and will expire five and one-half years from the date of issuance.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offerings.

The gross proceeds to the Company from the offerings are expected to be $8 million, before deducting placement agent fees and other offering expenses payable by the Company. The Company intends to use the net proceeds from the offerings for working capital and general corporate purposes. The closing of the offerings is expected to occur on or about July 26, 2022, subject to the satisfaction of customary closing conditions.

The Company also has agreed that certain existing warrants to purchase up to an aggregate of 122,000 shares of common stock of the Company that were previously issued to the investors, with an exercise price of $27.50 per share and expiration date of February 15, 2027, will be amended effective upon the closing of the offerings so that the amended warrants will have a reduced exercise price of $7.78 per share and will expire five and one-half years following the closing of the offerings.

The shares of common stock, pre-funded warrants and shares of common stock underlying the pre-funded warrants (but excluding the shares of common stock and pre-funded warrants to be issued in the private placement and the preferred investment options and the shares of common stock underlying the preferred investment options) being offered by the Company in the registered direct offering are being offered pursuant to a “shelf” registration statement on Form S-3 (File No. 333-257690) previously filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2021, and declared effective by the SEC on July 9, 2021. The offering of the common stock and pre-funded warrants in the registered direct offering is made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A final prospectus supplement and accompanying prospectus relating to the securities being offered will be filed with the SEC. Electronic copies of the final prospectus supplement and accompanying prospectus may be obtained, when available, on the SEC’s website at http://www.sec.gov. and may also be obtained by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, New York 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The preferred investment options to purchase common stock, pre-funded warrants and the shares of common stock offered under the private placement, as well as the preferred investment options being issued to investors in the registered directed offering, are being offered in a transaction not involving a public offering and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws. Accordingly, those securities may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

Under a registration rights agreement with the investors, the Company is required to file a registration statement with the SEC covering the resale of the shares of the common stock and shares of common stock underlying the pre-funded warrants to be issued in the private placement and the shares of common stock underlying the preferred investment options to be issued in both offerings, within 15 days and to use best efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event within 45 days or within 75 days in the event of a full review by the SEC.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Enveric Biosciences

Enveric Biosciences, Inc. (NASDAQ: ENVB) is a neuroscience-focused pharmaceutical company developing next-generation, psychedelic-inspired mental health medicines. Enveric’s robust pipeline supports drug development from the clinic to commercialization aimed to help millions of patients in need around the world suffering from conditions that include cancer-related distress, PTSD and more. For additional information, please visit www.enveric.com.

Forward-Looking Statements

This press release contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. These statements relate to future events or future performance. All statements other than statements of historical fact may be forward-looking statements or information. Generally, forward-looking statements and information may be identified by the use of forward-looking terminology such as “plans,”“ expects” or “does not expect,” “proposed,” “is expected,” “budgets,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” or “believes,” or variations of such words and phrases, or by the use of words or phrases which state that certain actions, events or results may, could, would, or might occur or be achieved. Forward-looking statements consist of not purely historical statements, including any statements regarding beliefs, plans, expectations, or intentions regarding the future. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, the satisfaction of the customary conditions to the closing of the registered direct offering and the private placement; the consummation of the offerings; the Company’s intended use of proceeds from the offerings; our ability to retain our listing on the Nasdaq Capital Market; the ability of the company to successfully spin-off its cannabinoid assets; the ability to achieve the value creation contemplated by technical developments; the impact of the novel coronavirus (COVID-19) on Enveric’s ongoing and planned clinical trials; the geographic, social and economic impact of COVID-19 on Enveric’s ability to conduct its business and raise capital in the future when needed; delays in planned clinical trials; the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to establish or maintain collaborations on the development of therapeutic candidates; the ability to obtain appropriate or necessary governmental approvals to market potential products; the ability to obtain future funding for developmental products and working capital and to obtain such funding on commercially reasonable terms; Enveric’s ability to manufacture product candidates on a commercial scale or in collaborations with third parties; changes in the size and nature of competitors; the ability to retain key executives and scientists; and the ability to secure and enforce legal rights related to Enveric’s products, including patent protection. A discussion of these and other factors, including risks and uncertainties with respect to Enveric, is set forth in Enveric’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Enveric disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contacts

Valter Pinto

KCSA Strategic Communications

212.896.1254

valter@kcsa.com

Media Contacts

Allison Soss

KCSA Strategic Communications

212.896.1267

asoss@kcsa.com